 Exhibit 99.1

Simplifying Mobility Through Innovation And Technology: High Value Solutions For A Pervasive Wireless Future Marty Singer PCTEL, Inc., Chairman & CEO Needham & Company 7th Annual Growth Conference January 13, 2005 New York, NY

Safe Harbor Statement This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding PCTEL's future business prospects, forecasted financial information, technology and licensing strategy, the potential benefit of PCTEL's acquisition of certain antenna assets from Andrew Corporation, other transactions and potential additional acquisitions are forward looking statements within the meaning of the safe harbor. These statements are based on management's current expectations and actual results may differ materially as a result of various risks and uncertainties. These risks and uncertainties include, among others: consumer and government demand for wireless Internet access products; PCTEL's ability to develop and grow its wireless business; PCTEL's ability to implement new technologies and license its intellectual property; PCTEL's ability to protect the intellectual property related to existing and future technologies; the outcome of current intellectual property litigation; risks associated with recent and potential future acquisitions and PCTEL's ability to realize financial or strategic benefits as a result thereof; competitive pricing pressures; and PCTEL's ability to contain operating expenses. These and other risks and uncertainties are detailed in PCTEL's filings with the SEC. The "forward- looking statements" contained in this presentation are made only as of this date, and PCTEL disclaims any obligation to update or revise them. 2

History Financials Markets Products Future Summary Agenda 3

A Brief History: From Wired Modems To Wireless Solutions 2001 2002 2003 Today Acquired Wireless Access Application Acquired Software Defined Radio HSP Modem Business Divested HSP-Modem Intellectual Property Three Settlements In past 12 Months IP ASSET 2004 Acquired Antenna Business Acquired Andrew Products 4

PCTEL Simplifies Mobility Through Innovation And Technology High Value Antenna Solutions For Wireless Broadband, Public Safety, Satellite Radio, Commercial Aviation, Telematics, Network Timing, and RFID. Software Defined Radio Technology Applied To Cellular Test, Interference Management, and Security. Device And Connection Management Systems For The Mobile Worker, The "Secure" Enterprise, and Carriers. 5

We Are Leaders In Our Markets Dominance In Public Safety; Leadership In Wireless Broadband, Telematics, and Aviation; Innovators In Satellite Radio and RFID. Dominance In OEM Scanners For Cellular Test; Innovators In Interference Management. Most Carrier Contracts For Device and Connectivity Management Systems. A Dominant Patent Portfolio In Legacy Product Areas. 6

PCTEL Management Team COO & CFO John Schoen Mobility Solutions Group Biju Nair Chairman & CEO Marty Singer Global Sales Jeff Miller RF Solutions Group Antenna Product Group Steve Deppe Bus Development & Licensing Larry Sakayama Commercial Larry Swift Government Paul Kline 7

PCTEL Supplied Markets PCTEL Worldwide Presence Sweden D.R. Fr. N.L. Malaysia Taiwan Japan Colombia China Thailand Greece Spain Argentina Brazil Mexico Canada United States UK Israel PCTEL Offices 8

2004 Highlights

- **Acquired Several Antenna Properties**
  - Maxrad
  - Andrew Antenna Product Group
  - Strong Positions in Multiple High Growth Markets
- **RFS Growth in Legacy and New Areas**
  - Grew Share in Traditional OEM Scanner Market (30%)
  - Shipped 50 CLARIFY™ Interference Management Systems
  - Introduced Three (3) Government / Security Products
- **Continued Adoption of MSG's Device & Connectivity Management System**
  - ATT-W Accepts Wi-Fi / EDGE; Wi-Fi / UMTS
  - Industry Leading 802.1X System
  - T-Mobile, Cingular, SBC, GoRemote and FiberLink Deploy Systems Nationally and/or Internationally
- **Significant Litigation Progress**
  - USPTO Affirms "Soft Modem" Patent
  - 3COM Settlement
  - Scheduled Markman Hearing

1/12/2005

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History Financials Markets Products Future Summary Agenda 10

Equity Snapshot Exchange/Symbol: NASDAQ: PCTI Share Price as of 1/10/05: $7.22 Basic Shares Outstanding: 20.2 M Float (Institutional Ownership): 73% Market Capitalization: $150M Cash (Post Andrew Transaction Guidance): $85 M Revenues (2004 Guidance): $47.5-48 M Revenues (2005 Guidance): $60-64 M 11

Transition From Modem Revenue To Wireless And Licensing Revenue (Est) ($M) 12

All Three Businesses Contributed To Incremental Revenue $10M $42 M 2003 2004 MSG $3M RFS $3M APG $26M 13

Financials In $ Millions 2002 2003 Guidance 2004 Revenue 48.8 45.6 47.5 - 48.0 Gross Margin Regular 21.0 32.1 Reserves 7.2 1.8 28.2 33.9 31.4 - 31.8 OpEx* 24.8 26.8 36.3 - 36.5 Interest Income 3.2 1.4 1.1 EBT 6.6 8.5 (3.8)-(3.6) Net Income 6.1 5.9 (3.1)-(3.3) Guidance 2005 $60-64 $31-33 *Includes amortization of intangibles and deferred compensation ($0.7M in 2002; $2.1M in 2003; est. $4.5M in 2004); Also includes patent litigation expenses ($2.3M in 2003; est. $3.0M in 2004) 28.2 - 28.6 3.2 The financial projections included above are provided as of January 13, 2005 and should not be construed to reflect management's estimates of financial performance at any time after January 13, 2005. 14

$102M Cash and No Debt At September 30, 2004. Acquisition of Certain Antenna Product Lines From Andrew Corporation And Related Facilities Upgrade In Q4 For $16M In Cash. Repurchased 326k Shares September 2004 YTD For $3.3M; Stock Buyback Continued in Q4. Solid Balance Sheet 15

2005 Financial Guidance $60 - $64M Revenue $40M Maxrad Antenna Group $19-22M RF Solutions & Mobility Solutions $1-2M Licensing (excluding Litigation Settlements) 51-53% Gross Margin Percent With Expected Product Mix. Historical Margins (See 10Q Filings) Maxrad 39-40% Licensing 95% + Mobility Solutions 95% + RF Solutions 65% + 16

History Financials Markets Products Future Summary Agenda 17

WLAN, GPS, LMR Cellular And 3G Commercial Aviation RFID, Satellite Radio PCTEL In High Growth Segments Interference Management OEM Receivers Collection Software Antennas Market: $4B+ Mobile Workforce and Connectivity Management Device Management & Tracking Seamless VoIP Cellular/3G T&M Market: $1.5B Mobility Mgmt Market: $3B New Frontiers For High Growth SDR $1.6B RFID $1.3B 18

History Financials Markets Products Future Summary Agenda 19

471 Brighton Court, Bloomingdale, Illinois 60108 20

Antenna Products Group Three Well Known And Respected Brand Names With Over 89 Years Of Combined Experience Antenna Applications From Public Safety To Wireless Broadband To RFID Superior Customer Service Backed By A State-Of- The-Art Order Fulfillment System Over 7000 SKUs 21

PCTEL's Position in High Value Antenna Markets LMR (Public Safety) Mobile Wireless Broadband Wi-Fi WISP WiMax Cellular PCS GPS Timing (Network) On-Glass Mobile Federal Government FAA (WAAS) GPS Military Satellite Radio In-Building Demo Systems On-Glass (Critical IP) RFID (Readers/Scanners) Mobile Satcom (Fleet Management) Leadership Significant Share Emerging Presence X X X X X X X X X X X X 22

APG Revenue Vintage Chart 23

APG Key Customers/Partners SBC Communications, Inc. 24

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RF Solutions Group Innovative SDR Technology - Small Form Factor, Low Power, High Scanning Speeds Leading The Market With T&M Products For 3G (UMTS, WCDMA, EV-DO) Unique CLARIFY(tm) Product Helps Carriers Minimize CAPEX by Enabling Better System Design, Robust Optimization, and Effective Troubleshooting Solutions For A Growing Security and Protection Market In Government Applications 26

PCTEL's Position in High Value SDR Receivers and Systems OEM Scanners GSM CDMA UMTS/WCDMA EV-DO IS-136 Interference Management CLARIFY Collection Software InSite Transmitters UMTS Government Autonomous BTS Tester Leadership Significant Share Emerging Presence X X X X X X X X X X 27

RFS Revenue Vintage Chart 28

RFS Key Customers 29

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Mobility Solutions Group Mobile Workforce Management For Enterprises, Carriers, and Private Network Operators Manages Millions Of Mobile Devices Using HLR Type Architecture (Commissioning, Authentication, OTA, Policy Control). Multi-Mode Client Offers Easy Connection To GPRS, CDMA, and Secure Wi-Fi New VoIP Client Enables Seamless Roaming Between Cellular and Wi-Fi Networks 31

PCTEL
simplifying mobility

PCTEL's Position in High Value Mobility Software Solutions

	Leadership	Significant Share	Emerging Presence
Connection Management			
Wi-Fi	X		
Cellular	X		
Multimode	X		
Converged Devices			X
Device Management			
PCs		X	
PDAs		X	
Cell Phones/Other Devices		X	
Mobile Workforce Management			
Wireless Transport	X		
Ethernet & Dialup		X	
Voice Connectivity			
Cellphones			X
Converged Devices			X
VOIP			X

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1/12/2005

Mobility Solutions Access & Device Management System Central Configuration Server Cellular Carrier Enterprise Private Network Cellular/3G Wi-Fi Hot Spots PHS Public Internet VPN Roaming Client Device Management and Tracking Secure Access QOS Monitoring VOIP & Cellular Voice Connectivity 33

MSG Key Customers SBC Communications, Inc. 34

History Financials Markets Products Future Summary Agenda 35

Future Directions Leverage Antenna Momentum Build Upon Leadership In Wi-Fi, LMR RFID, GPS, Satellite Radio, Aviation Penetrate UMTS Market Interference Management OEM Scanners/Receivers Expand "Device Management/Workforce Management Capabilities" In MSG; Introduce VoIP. Stay The Course On Litigation Strategy 36

History Financials Markets Products Future Summary Agenda 37

Summary Dramatically Grew Wireless Revenue From $10 Million (2003) To $42 Million (2004); Project 40-50 Percent Increase For 2005. We Continue To Participate In High Growth, High Value Wireless Markets. We Will Sharpen Focus Through Acquisition and Organic Growth. We Anticipate 18-24 Months Of Litigation. 38